UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2015

Old Line Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-50345	20-0154352
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1525 Pointer Ridge Place
	Bowie, Maryland		20716
	(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 301-430-2500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

X	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e- 4(c))

Section 8-Other Events

Item 8.01 Other Events.

As previously announced, on August 5, 2015, Old Line Bancshares, Inc., a Maryland corporation ("Old Line"), entered into an Agreement and Plan of Merger with Regal Bancorp, Inc., a Maryland corporation ("Regal") and the parent company of Regal Bank & Trust ("Regal Bank"), pursuant to which Regal will be merged with and into Old Line (the "Merger").  As previously disclosed, consummation of the Merger is subject to certain closing conditions, including the receipt of required regulatory approvals.  Such approvals include approval of the Board of Governors of the Federal Reserve System (the "FRB") and the Maryland Office of the Commissioner of Financial Regulation (the "Maryland Commissioner") of the Merger and of the Federal Deposit Insurance Corporation (the "FDIC") and the Maryland Commissioner for the merger of Regal Bank into Old Line Bank (the "Bank Merger").  We received FRB approval for the Merger on October 16, 2015, FDIC approval of the Bank Merger as of October 21, 2015, and Maryland Commissioner approval of the Merger and the Bank Merger on November 2, 2015.  Accordingly, all required regulatory approvals with respect to the Merger have now been received.

Important Additional Information.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  This report contains statements relating to a proposed merger between Old Line and Regal that is the subject of proxy statement/prospectus included in an amendment to Old Line's Registration Statement on Form S-4 filed with the Securities and Exchange Commission (the "SEC") on October 15, 2015.

This report is not a substitute for the proxy statement/prospectus or any other document that Old Line has filed or may file with the SEC or that Old Line or Regal has sent or may send to its stockholders in connection with the Merger and Regal's board of directors' solicitation of proxies in connection therewith.  INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS THAT HAVE BEEN OR MAY BE FILED WITH THE SEC OR SENT TO STOCKHOLDERS, INCLUDING THE FINAL PROXY STATEMENT/PROSPECTUS, AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  Investors and security holders will be able to obtain the documents (as available) free of charge at the SEC's website, www.sec.gov.  Copies of the documents filed with the SEC by Old Line will be available free of charge on Old Line's website at www.oldlinebank.com under the tab "Investor Relations" and then under the heading "SEC Filings" or by contacting Mark A. Semanie at (301) 430-2500.  You may also read and copy any reports, statements and other information filed with the SEC at the SEC's Public Reference Room at 100 F Street, NE, Washington DC.  Information about the operation of the SEC Public Reference Room may be obtained by calling the SEC at 1‑800‑SEC‑0330.  The information on Old Line's website is not, and shall not be deemed to be, a part of this report or incorporated into other filings Old Line makes with the SEC.

Regal and its respective directors, executive officers and members of management may be deemed to be participants in the solicitation of proxies from the stockholders of Regal in connection with the Merger.  Information regarding the interests of these participants and other persons who may be deemed participants in the Merger is set forth in the proxy statement/ prospectus referred to above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD LINE BANCSHARES, INC.

Date: November 3, 2015	By: /s/ Elise M. Hubbard
Elise M. Hubbard, Senior Vice President
and Chief Financial Officer